As filed with the Securities and Exchange Commission on July 18, 2002
                                                      Registration No. 333-49092

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                        Post-Effective Amendment No. 1 to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                -----------------

                               RADISYS CORPORATION
             (Exact name of registrant as specified in its charter)
                                -----------------

          Oregon                       7373                      93-0945232
(State or other           (Primary Standard Industrial       (I.R.S. Employer
  jurisdiction             Classification Code Number)    Identification Number)
of incorporation)
               5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124
                                 (503) 615-1100
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ----------------

                                 Julia A. Harper
    Vice President of Finance and Administration and Chief Financial Officer
                               RadiSys Corporation
                           5445 NE Dawson Creek Drive
                             Hillsboro, Oregon 97124
                                 (503) 615-1100
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              ---------------------

                                   Copies to:
                                 John R. Thomas
                                Jason M. Brauser
                                 Stoel Rives LLP
                         900 SW Fifth Avenue, Suite 2600
                             Portland, Oregon 97204
                                 (503) 224-3380
                              --------------------

     Approximate date of commencement of proposed sale to the public: as soon as practicable after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                         Post-Effective Amendment No. 1
                         ------------------------------

         This Post-Effective Amendment No. 1 to Form S-3 Registration Statement (File No. 333-49092) (the "Original Filing") amends the cover page of the Original Filing by designating Julia A. Harper, Vice President of Finance and Administration and Chief Financial Officer of RadiSys Corporation, as the agent for service. Item 16 of Part II (Exhibits) has also been amended to reflect the inclusion of Exhibit 24.2 (Powers of Attorney), filed herewith.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

        (a)     Exhibits

                     4.1 Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference to
                           Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 33-95892), and by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000.
                     4.2   Restated Bylaws. Incorporated by reference to
                           Exhibit 4.3 to the Company's Registration Statement on Form S-8 (Registration No. 333-38966).
                     *4.3 Resale Registration Rights Agreement dated August 9, 2000 among the Company and SG Cowen Securities Corporation, Banc of America Securities LLC, J.P.
                           Morgan & Co. and First Security Van Kasper.
                     *4.4  Indenture dated August 9, 2000 between the Company
                           and U.S. Trust Company, National Association.
                     *4.5  Form of Note.
                   ** 5.1  Opinion of Stoel Rives LLP.
                    **5.2  Opinion of Simpson Thacher & Bartlett.
                    *12.1 Computation of Ratio of Earnings to Fixed Charges. *23.1 Consent of PricewaterhouseCoopers LLP.
                  ** 23.2  Consent of Stoel Rives LLP (included in Exhibit 5.1).
                   **23.3  Consent of Simpson Thacher & Bartlett (included in
                           Exhibit 5.2).
                    *24.1  Powers of Attorney (included in signature page).
                  ***24.2  Powers of Attorney.
                    *25.1 Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939.

------------------------
*   Filed with the Original Filing.
**  Filed by previous pre-effective amendment.
*** Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on July 16, 2002.

                                    RADISYS CORPORATION



                                    By:/s/JULIA A. HARPER
                                      ------------------------------------------
                                      Julia A. Harper
                                      Vice President of Finance and
                                      Administration and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities indicated on July 16, 2002.


Signature                                        Title
---------                                        -----

/s/RONALD A. DILBECK
----------------------------       Acting President and Chief Executive Officer
Ronald A. Dilbeck                  (Principal Executive Officer)

/s/JULIA A. HARPER
----------------------------       Vice President of Finance and Administration
Julia A. Harper                    and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

/s/CARL W. NEUN
----------------------------*      Chairman of the Board
Carl W. Neun

/s/JAMES F. DALTON
----------------------------*      Director
James F. Dalton

/s/RICHARD J. FAUBERT
----------------------------*      Director
Richard J. Faubert

/s/C. SCOTT GIBSON
----------------------------*      Director
C. Scott Gibson

/s/JEAN-CLAUDE PETERSCHMITT
----------------------------*      Director
Jean-Claude Peterschmitt


/s/JEAN-PIERRE D. PATKAY
----------------------------*      Director
Jean-Pierre D. Patkay


*By /s/JULIA A. HARPER
    ------------------------------------
    Julia A. Harper, as attorney-in-fact

                                  EXHIBIT INDEX

               Exhibit

                    4.1 Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference to
                          Exhibit 3.1 to the Company's Registration Statement on Form S-1 (Registration No. 33-95892), and by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000.
                    4.2   Restated Bylaws. Incorporated by reference to
                          Exhibit 4.3 to the Company's Registration Statement on Form S-8 (Registration No. 333-38966).
                    *4.3 Resale Registration Rights Agreement dated August 9, 2000 among the Company and SG Cowen Securities Corporation, Banc of America Securities LLC, J.P.
                          Morgan & Co. and First Security Van Kasper.
                    *4.4  Indenture dated August 9, 2000 between the Company
                          and U.S. Trust Company, National Association.
                    *4.5  Form of Note.
                  ** 5.1  Opinion of Stoel Rives LLP.
                   **5.2  Opinion of Simpson Thacher & Bartlett.
                   *12.1 Computation of Ratio of Earnings to Fixed Charges. *23.1 Consent of PricewaterhouseCoopers LLP.
                 ** 23.2  Consent of Stoel Rives LLP (included in Exhibit 5.1).
                  **23.3  Consent of Simpson Thacher & Bartlett (included in
                          Exhibit 5.2).
                   *24.1  Powers of Attorney (included in signature page).
                 ***24.2  Powers of Attorney.
                   *25.1 Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939.

------------------------
*   Filed with the Original Filing.
**  Filed by previous pre-effective amendment.
*** Filed herewith.